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                                                                    EXHIBIT 10.2

                             1999 STOCK OPTION PLAN

                                       of

                            TITAN EXPLORATION, INC.


          1. Plan. This 1999 Stock Option Plan of Titan Exploration, Inc. (the "Plan") was adopted by the Board of Directors of Titan Exploration, Inc. (the "Company") to reward certain employees of the Company and its subsidiaries by enabling them to acquire shares of Common Stock, par value $0.01 per share, of the Company and/or to be compensated for individual performances.

          2. Objectives. The Plan is designed to attract and retain certain employees of the Company and its Subsidiaries (as hereinafter defined), to encourage the sense of proprietorship of such employees and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by granting nonqualified stock options under this Plan, thereby providing Participants (as hereinafter defined) with an opportunity to acquire a proprietary interest in the growth and performance of the Company and its Subsidiaries.

          3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

          "Authorized Officer" means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Option Agreement).

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan.

          "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

          "Company" means Titan Exploration, Inc., a Delaware corporation.

          "Effective Date" has the meaning set forth in Paragraph 23 hereof.
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          "Employee" means an employee of the Company or any of its
Subsidiaries, but specifically excludes an employee who is also an officer or director of the Company or any of its Subsidiaries.

          "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq National Market, or, if not reported by the Nasdaq National Market, by the National Quotation Bureau Incorporated or (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

          "Option" means a right to purchase a specified number of shares of Common Stock at a specified price. All Options granted pursuant to this Plan shall be nonqualified stock options that are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code.

          "Option Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Option.

          "Participant" means an Employee to whom an Option has been granted under this Plan.

          "Subsidiary" means (i) in the case of a corporation, any corporation in which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

          4. Eligibility. All Employees are eligible to receive grants of Options under this Plan.

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          5.   Common Stock Available for Option Grants.  Subject to the
provisions of Paragraph 14 hereof, there shall be available for the grant of Options under this Plan an aggregate of [________________________ (_________)]
shares of Common Stock. Shares of Common Stock that are subject to Options under this Plan that are forfeited or terminated, expire unexercised, or are settled in a manner such that all or some of the shares covered by the Option are not issued to a Participant shall again immediately become available for the grant of Options hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance under Options.

          6.  Administration.

          (a) The Plan shall be administered by the Committee.

          (b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee also shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Option, accelerate the vesting or exercisability of an Option, eliminate or make less restrictive any restrictions contained in an Option, waive any restrictions or other provision of this Plan or an Option or otherwise amend or modify an Option in any manner that is either (i) not adverse to the Participant to whom such Option was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option in the manner and to the extent the Committee deems necessary or desirable to further the Plan's purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

          (c) No member of the Committee nor any officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Paragraph 7 of this Plan shall be liable for anything done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

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          7.   Delegation of Authority.  The Committee may delegate to the Chief
Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish.

          8.   Grant of Options.

          (a) The Committee shall designate from time to time the Employees who are to receive Option grants. Each Option granted under the Plan shall be embodied in an Option Agreement, which shall contain such terms, conditions, restrictions, and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Option is granted and by an Authorized Officer for and on behalf of the Company. All or part of an Option may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Options may be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Option may provide for the grant of replacement Options upon the occurrence of specified events, including the exercise of the original Option granted to a Participant. The terms and provisions of the respective Option Agreements need not be identical. In the event of any conflict between an Option Agreement and the Plan, the terms of the Plan shall govern.

          (b) The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the greater of (i) 50 percent of the Fair Market Value of the Common Stock on the date of grant or (ii) the par value of the Common Stock. The maximum number of shares of Common Stock with respect to which any Option may be granted to an Employee hereunder is the number of shares available for Options, pursuant to Paragraph 5 hereof, at the time such Option is granted.

          (c) The term of each Option shall be as specified by the Committee; provided, however, that unless otherwise designated by the Committee, no Option shall be exercisable later than 10 years from the Effective Date of the Option's grant.

          (d) Each Option Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following the Participant's termination of employment with the Company or a Subsidiary. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment. In the event that a Participant's Option Agreement does not set forth such termination provisions, the following termination provisions shall apply with respect to such Option:

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               (i)    Death or Disability.  If the employment of a Participant
          shall terminate by reason of death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), outstanding Options held by the Participant may be exercised, to the extent then vested, no more than one year from the date of such termination of employment, unless the Options, by their terms, expire earlier.

               (ii) Other Termination. If the employment or service of a Participant shall terminate for a reason other than the reasons set forth in paragraph (i) above, whether on a voluntary or involuntary basis, outstanding Options held by the Participant may be exercised, to the extent then vested, no more than three months from the date of such termination of employment, unless the Options, by their terms, expire earlier.

               (iii)  Termination for Cause.   Notwithstanding paragraphs (i)
          and (ii) above, if the employment of a Participant shall be terminated by reason of such Participant's fraud, dishonesty or performance of other acts detrimental to the Company or a Subsidiary, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

          9.   Exercise of Options.

          (a) Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

          (b) Upon exercise of an Option, the exercise price of the Option shall be payable to the Company in full either: (i) in cash or (ii) in the discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering previously acquired nonforfeitable, unrestricted shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price of the Option (including an actual or deemed multiple series of exchanges of such shares).

          (c) Payment of the exercise price of an Option may also be made, in the discretion of the Committee, by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to the Company to pay the exercise price and any required withholding taxes.

          (d) As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, the Company shall deliver to the Participant, in the Participant's name, a stock

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     certificate or certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option.

          10. Tax Withholding. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan and the Company or a Subsidiary shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Options under the Plan.

          11. Amendment, Modification, Suspension or Termination. The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Options granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the consent of the Participant holding such Option

          12. Assignability. Except as otherwise provided in a Participant's Option Agreement, no Option granted under the Plan may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Further, no such Option shall be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Option not specifically permitted by the Plan or the Option Agreement shall be null and void and without effect. Except as otherwise provided in an Option Agreement, Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative.

          13. No Fractional Shares. No fractional shares of Common Stock shall be issued pursuant to any Option granted under the Plan, and no payment or other adjustment shall be made in respect of any such fractional share.

          14.  Adjustments.

          (a) The existence of outstanding Options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

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          (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Options, (iii) the exercise price of such Options and (iv) the appropriate Fair Market Value and other price determinations for such Options shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), (i) the number of shares of Common Stock covered by Options, (ii) the exercise price of such Options and (iii) the appropriate Fair Market Value and other price determinations for such Options shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Options and preserve, without exceeding, the value of such Options. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Options by means of substitution of new Options, as appropriate, for previously issued Options or to assume previously issued Options as part of such adjustment.

          15. Regulatory Approvals and Restrictions. Notwithstanding anything contained in the Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under the Plan prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange or stock market on which the Common Stock may be listed and (c) the completion of any registration of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

          16. Binding Effect. The obligation of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. The terms and conditions of the Plan shall be binding upon each Participant and his or her heirs, legatees, distributees and legal representatives.

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          17.  No Right, Title or Interest in Company Assets.  No Participant
shall have any rights as a stockholder of the Company as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name. All of the Options granted under the Plan shall be unfunded. The Company shall not be required to segregate any assets that may at any time be represented by Options, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Option under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Option Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

          18. Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by the Company or its Subsidiaries, or their respective stockholders, directors, officers or employees, or the value of any assets of the Plan or as an agreement by the Company or its Subsidiaries, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

          19. No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its Subsidiaries and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Options or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

          20. Continued Employment. Nothing contained in the Plan or in any Option Agreement shall confer upon any Participant the right to continue in the employ of the Company, or interfere in any way with the rights of the Company to terminate his or her employment at any time, with or without cause.

          21.  Miscellaneous.    Headings are given to the articles and sections
of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

          22. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

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          23.  Effectiveness.  This Plan shall be effective as of
[_______________], 1999, (the "Effective Date"), the date on which it was approved by the Board of Directors of the Company.

     IN WITNESS WHEREOF, this Plan has been executed as of this ____ day of June, 1999.

                                     TITAN EXPLORATION, INC.



                                     By_________________________________
                                         Name:  Jack Hightower
                                         Title:_________________________

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